Exhibit 99.2

ACQUISITION FACT SHEET
DECEMBER 18, 2017

AMERICAN WATER



AMERICAN WATER: ACQUISITION OF McKEESPORT (PA) WASTEWATER SYSTEM

Acquisition Overview

- First acquisition utilizing Act 12 to close in Pennsylvania; consistent with state policy to promote use of fair market value for water and wastewater system acquisitions. Approved by PUC following stipulated settlement by all parties.
- Acquisition consistent with American Water's strategy to grow its regulated business by acquiring wastewater customers in areas where it already provides water services to customers.
- Purchase price of $159 million with approved rate base of $158M.
- Acquisition consistent with intent of Pennsylvania Act 11 legislation (facilitates needed investment in wastewater systems)
- Transaction expected to be EPS accretive in the first year after close (2018); with additional EPS growth expected.
- Recently completed $62 million expansion and upgrade project for the main treatment plant and related infrastructure to comply with more stringent state and federal wastewater treatment guidelines and to accommodate growth.
- American Water expects to finance this acquisition with debt allocated to Pennsylvania American Water.
- Will operate as a part of Pennsylvania American Water; all 44 Authority employees were offered employment

KEY FACTS	
Customers (including those served under bulk contracts)	22,000
Miles of collection & interceptor sewers	144
Treatment Plant Capacity (MGD)	62.5 (peak)
Employees	47

Acquisition Financing

- American Water has sufficient financing capacity to fund the transaction

2018 - 2022 Growth Plan *


Regulated Acquisitions
1-2%
Regulated Investment CAPEX
5-7%

* Anchored off of 2016 Adjusted EPS (a non-GAAP measure)

Acquisition Strategy

- McKeesport transaction strengthens the company's position in wastewater sector and further demonstrates its capabilities
- Acquisition of customers adjacent to existing water footprint allows Pennsylvania American Water to achieve operating efficiencies
- As the largest regulated water and wastewater utility in the United States and Pennsylvania, this acquisition further increases scale, demonstrating American Water as the preferred partner for water and wastewater acquisitions.

Service Area

- Expands PAWC service area in Southwestern part of the state
- MACM is adjacent to PAWC Mon- Valley operations, with some overlap in customer base
- Additional growth opportunity through regionalization of nearby systems and bulk treatment contracts


PITTSBURGH
MCMURRY
MON-VALLEY
CLAYSVILLE WW
BROWNSVILLE
CONNELLSVILLE
UNIONTOWN
70
79
MACM

AMERICAN WATER

Founded in 1886, American Water is the largest publicly traded U.S. water and wastewater utility company. Marking its 130th anniversary this year, the company employs more than 6,700 dedicated professionals who provide regulated and market-based drinking water, wastewater and other related services to an estimated 15 million people in 47 states and Ontario, Canada. More information can be found at www.amwater.com.



The Municipal Authority of the City of McKeesport was established in 1949 to provide wastewater treatment to the City. The Authority provided wastewater treatment for 8 surrounding municipalities under bulk contracts, resulting in service to a population of 64,000 people. The Authority will be dissolved as a result of this transaction.

"The crux of this transaction is bringing financial stability to the City of McKeesport and saving our taxpayers from Act 47 municipal bankruptcy. When we think about it, the privatization of local sewage services truly makes sense. The City isn't involved in other utility businesses – gas, electric, water – and this is a final step in providing consistent, regulated utility services to our community."

\- Michael Cherepko, McKeesport Mayor

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Acquisition Fact Sheet are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, the source of financing for the acquisition; the determination of the final purchase price; the ability to achieve certain benefits relating to the transaction and the operations acquired; Pennsylvania American Water's ability to retain the employees of the acquired system; unexpected costs, liabilities or delays associated with the acquisition or the integration of the acquired assets; regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect PAWC; and other economic, political, business and other factors. These statements are based on the current expectations of management of Pennsylvania American Water. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements, which are disclosed in Pennsylvania American Water's press release dated December 18, 2017 and American Water's filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are not guarantees or assurances of future performance or results, and American Water and Pennsylvania American Water do not undertake any duty to update any forward-looking statement. A reconciliation of 2016 Adjusted EPS to 2016 GAAP EPS and other related information may be found in American Water's Current Report on Form 8-K, as filed with the SEC on December 11, 2017.